EXHIBIT 21
                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                        SUBSIDIARIES OF THE REGISTRANT
                           AS OF DECEMBER 31, 1998

Subsidiary companies of the Registrant are listed below.
                                                                 State or
                                                              Sovereign Power
           Name of Subsidiary                                 of Incorporation
           ------------------                                 ----------------

Subsidiaries included in the Registrant's consolidated financial statements
  Adam Opel Aktiengesellschaft................................Germany
    Adam Opel Unterstuetzungskasse GmbH.......................Germany
    Alpha Trans Grundbesitz - und Vermogensverwaltungs GmbH...Germany
    Autohaus am Nordring GmbH, Berlin.........................Germany
    Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
      Object Kuno 65 KG.......................................Germany
    Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
      Object Leo 40 KG........................................Germany
    Edmund Becker und Co. AG..................................Germany
    GM Europe GmbH............................................Germany
    General Motors GmbH & Co. OHG.............................Germany
    General Motors Poland Spolka, zo.o........................Poland
    Opel-Automobilwerk Eisenach-PKW GmbH......................Germany
    Opel China GmbH...........................................France
    OPEL Guangzhou Precision Machining Co. Ltd................China
    Opel Hungary Automobile Production Ltd....................Hungary
    Opel Hungary Automotive Manufacturing Ltd. ...............Hungary
    Opel Performance Center GmbH..............................Germany
    Opel Polen GmbH...........................................Germany
    Opel Polska Sp. z oo......................................Poland
    Opel Restrukturierungsgesellschaft mbH....................Germany
    Opel Turkiye Limited Sirketi..............................Turkey
    Saginaw Deutschland GmbH..................................Germany
  Aisin GM Allison Co., Ltd...................................Japan
  Arabian Battery Holding Company.............................Delaware
  Arabian Financing Company ..................................Delaware
  Argonaut Holdings, Inc......................................Delaware
  Auto Lease Payment Corporation..............................Cayman Islands
    North American New Cars, Inc..............................Delaware
  Battery Technology Services, Inc. ..........................Delaware
  Brazauto Industria e Comercio Ltda..........................Cayman Islands
  Chevrolet Sociedad Anonima de Ahorro para Fines
    Determinados..............................................Argentina
  Convesco Vehicle Sales GmbH.................................Germany
  Controladora General Motors, S.A. de C.V. ..................Mexico
    Centro Tecnico Herramental, S.A. de C.V...................Mexico
    Componentes Para Automotores, S. de R.L. de C.V. .........Mexico
      Delphi Alambrados Automotrices, S.A. de C.V. ...........Mexico
      Delphi Cableados, S.A. de C.V. .........................Mexico
      Delphi Componentes Mecanicos de Matamoros, S.A. de C.V..Mexico
      Delphi Ensamble de Cables y Componentes,
        S. de R.L. de C.V. ...................................Mexico
      Productos Delco de Chihuahua, S.A. de C.V. .............Mexico
      Sistemas Electricos y Conmutadores, S.A. de C.V. .......Mexico
    Electro-Motive de Mexico, S.A. de C. V. ..................Mexico
    General Motors de Mexico, S. de R.L. de C.V. .............Mexico
    Sistemas Para Automotores de Mexico, S.A. de C.V. ........Mexico
      Delphi Automotive Systems, S.A. de C.V. ................Mexico
  Dealership Liquidations, Inc................................Delaware
  Delco Electronics Corporation...............................Delaware
    Delco Electronics Asia/Pacific Pte Ltd. ..................Singapore
    Delco Electronics International, Inc. ....................Delaware
      Delco Electronics Holding GmbH..........................Germany
    Delco Electronics Overseas Corporation....................Delaware
    Delco Electronics Singapore Pte. Ltd. ....................Singapore
    Delco Electronics (Suzhou) Co., Ltd. .....................China
    Delnosa, S.A. de C.V. ....................................Mexico

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES
                                                                 State or
                                                              Sovereign Power
           Name of Subsidiary                                 of Incorporation
           ------------------                                 ----------------

    Deltronicos de Matamoros, S.A. de C.V. ...................Mexico
    f & g Megamos Sicherheitselektronik GmbH...................Germany
    Famar do Brasil Comercio e Representacao Ltda.............Brazil
    Holdcar S.A...............................................Argentina
      Famar Fueguina, S. A. ..................................Argentina
    Mecel AB..................................................Sweden
    Texton S.A. ..............................................France
      Texton P.L.C............................................United Kingdom
  Delphi Automotive Systems Corporation.......................Delaware
  Delphi Automotive Systems do Brasil Ltda. ..................Brazil
  Delphi Automotive Systems International, Inc. ..............Delaware
  Delphi Automotive Systems China, Inc. .......................Delaware
    Beijing Delphi Automotive Systems China Co., Ltd..........China
    Delphi Packard Electric (Guangzhou) Company, Ltd..........China
    Hubei Delphi Automotive Generator Co., Ltd. ..............China
    Packard Electric Baicheng Co., Limited....................China
    Packard Electric Hebi Co., Limited........................China
    Shanghai Delco International Storage Battery
      Company, Ltd............................................China
    Tianjin Delphi Suspension Systems Co., Ltd................China
  Delphi Automotive Systems Deutschland GmbH..................Germany
    Reinshagen GmbH...........................................Germany
    Unterstuetzungsgesellschaft der Kabelwerke
      Reinshagen GmbH.........................................Germany
  Delphi Automotive Systems (Holding), Inc....................Delaware
  Delphi Automotive Systems Indonesia.........................Indonesia
  Delphi Automotive Systems Korea, Inc. ......................Delaware
  Delphi Automotive Systems L.L.C.............................Delaware
  Delphi Automotive Systems (M) SND BHD.......................Malaysia
  Delphi Automotive Systems Poland Sp. zo.o. .................Poland
  Delphi Automotive Systems Singapore PTE LTD.................Singapore
  Delphi Automotive Systems Sweden AB.........................Sweden
  Delphi Calsonic Compressors, S.A.S. ........................France
  Delphi Chassis Systems Krosno S.A...........................Poland
  Delphi Controladora, S. A. de C. V..........................Mexico
  Delphi Energy and Engine Management System SDN BHD..........Malaysia
  Delphi France Automotive Systems............................France
    Delphi Automotive Systems Luxembourg S.A. ................Luxembourg
    Delphi Automotive Systems UK Limited......................England/Wales
    Delphi Italia Automotive Systems S.r.l....................Italy
    Delphi Italia Service Center S.r.l........................Italy
    Delphi Saginaw Steering Systems U.K. Limited..............England
    DRB s.a./n.v..............................................France
    Diavia S.r.l..............................................Italy
    Opel France S.A...........................................France
    Societe Francaise des Amortisseurs De Carbon S.A..........France
  Delphi Harrison - Calsonic..................................France
  Delphi International Services, Inc..........................Delaware
  Delphi L'EM Argentina S.A...................................Argentina
  Delphi Packard Austria Ges. m.b.H. .........................Austria
    Delphi Packard Electric Ceska republika s.r.o.............Czech Republic
    Packard Electric Vas kft..................................Hungary
    Reinshagen Tournai S.A....................................Belgium
  Delphi Packard Electric Sielin Argentina S.A................Argentina
  Delphi Packard Electric Systems (M) Sdn Bhd.................Malaysia
  Delphi Packard Romania S.r.l................................Romania
  Delphi Polska Automotive Systems Sp. z.o.o..................Poland
  Delphi Rimir, S.A. de C.V. .................................Mexico
  Delphi Steering (Malaysia) Sdn Bhd..........................Malaysia
  Delphi Technologies, Inc....................................Delaware

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES
                                                                 State or
                                                               Sovereign Power
           Name of Subsidiary                                 of Incorporation
           ------------------                                 ----------------
  Delphi Unicables, S.A. .....................................Spain
    Delphi Cisa S.A. .........................................Spain
    Delphi Colvegasa, S.A.....................................Spain
  DEOC Pension Trustees Limited...............................England
  Electro-Motive Maintenance Operations Pty Ltd. .............Australia
  Exhaust Systems Corporation.................................Delaware
    AlliedSignal Catalyseurs pour L environment S.A. de C. V..France
      AS Catalizadores Ambientales, S.A. do C.V...............Mexico
    ASEC Manufacaturing.......................................Michigan
    ASEC Sales................................................New Jersey
    Environmental Catalysts, LLC..............................Delaware
  GM Automotive Services Belgium..............................Belgium
  GM Auto Receivables Co. ....................................Delaware
  GMC Truck Motors Development Corporation....................Delaware
  GM-DI Leasing Corporation...................................Delaware
  GM Ovonic L.L.C.............................................Michigan
    Ovonic Energy Products, Inc...............................Michigan
  General Motors Acceptance Corporation.......................Delaware
    Autofinanciamiento GMAC, S.A. de C.V......................Mexico
    Banque Opel...............................................France
    Basic Credit Holding Company, L.L.C.......................Delaware
      Nuvell Credit Corporation...............................Delaware
      Nuvell Financial Services Corp..........................Delaware
    Capital Auto Receivables, Inc. ...........................Delaware
    General Acceptance (Thailand) Ltd.*.......................Thailand
    GMAC - 20th Century Finance Corporation Ltd.*.............India
    GMAC, a.s. ...............................................Czech Republic
    GMAC Arrendamiento S.A. de C.V............................Mexico
    GMAC, Australia (Finance) Limited.........................Australia
    GMAC Business Credit, L.L.C...............................Delaware
    GMAC Comercial Automotriz Chile S.A. .....................Chile
      GMAC Automotriz Limitada................................Chile
    GMAC Commercial Corporation...............................Delaware
    G.M.A.C. Comercio e Aluguer de Veiculos, Lta..............Portugal
    GMAC de Argentina S.A.....................................Argentina
    GMAC del Ecuador S.A......................................Ecuador
    G.M.A.C. Financiera de Colombia S.A. Compania de
      Financiamiento Comercial................................Colombia
    GMAC Holding S.A. de C. V.................................Mexico
    GMAC Insurance Holdings, Inc..............................Delaware
      Cadmic Agency Corporation...............................Delaware
      CoverageOne, Inc........................................Delaware
      GMAC Securities Corporation, Inc........................Delaware
      GMAC Service Agreement Corporation......................Michigan
      GM Motor Club, Inc......................................North Carolina
      Integon Corporation.....................................Delaware
      MIC RE Corp.............................................Delaware
      Motors Insurance Corporation............................New York
      Motors Insurance Corporation of Michigan ...............Michigan
      MRP Service Agreement Corporation.......................Michigan
      Trinity General Agency, Inc.............................Texas
    GMAC International Finance, B.V...........................Netherlands
    GMAC International Corporation............................Delaware
    GMAC Italia Leasing S.p.A. ...............................Italy
    GMAC Lease B.V............................................Netherlands
    GMAC Leasing Corporation .................................Delaware
      Patlan Corporation .....................................Delaware
    GMAC Mortgage Group, Inc..................................Michigan
      GMAC Commercial Holding Corp............................Nevada
      GMAC Mortgage Holdings, Inc. ...........................Delaware
      GMAC Residential Holding Corp...........................Nevada


* Joint Venture Partnership

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES
                                                                 State or
                                                              Sovereign Power
           Name of Subsidiary                                 of Incorporation
           ------------------                                 ----------------

      GMAC RF, INC. ..........................................Michigan
      Residential Money Centers, Inc..........................Delaware
    GMAC Sverige AB...........................................Sweden
    General Motors Acceptance Corporation, Australia..........Delaware
      Holden National Leasing Limited.........................Australia
    General Motors Acceptance Corporation of Canada, Limited..Canada
      Canadian Securitized Auto Receivables Corporation.......Canada
      GMAC Leaseco Limited....................................Canada
    General Motors Acceptance Corporation, Colombia S.A. .....Delaware
    General Motors Acceptance Corporation, Continental........Delaware
      GMAC Finansiering A/S...................................Denmark
      GM Finance HB...........................................Sweden
    General Motors Acceptance Corporation Hungary Commercial
      Limited Liability Company...............................Hungary
    General Motors Acceptance Corporation Italia S.p.A. ......Italy
    General Motors Acceptance Corporation Nederland N.V. .....Netherlands
      GMAC Espana, Sociedad Anonima de Financiacion, E.F.C....Spain
    General Motors Acceptance Corporation, North America......Delaware
    General Motors Acceptance Corporation (N.Z.) Limited......New Zealand
    General Motors Acceptance Corporation de Portugal -
      Servicos Financeiros, S.A...............................Portugal
    General Motors Acceptance Corporation, South America......Delaware
      General Motors Acceptance Corporation del Ecuador S.A.
        GMAC-Management (Holding).............................Ecuador
      General Motors Acceptance Corporation de Venezuela, C.A.Venezuela
    General Motors Acceptance Corporation Suisse S.A. ........Switzerland
    General Motors Austria Beteiligungsgesellschaft m.b.H. ...Austria
      OPEL Bankgesellschaft m.b.H.............................Austria
      OPEL Leasinggesellschaft, m.b.H.........................Austria
    Lease Auto Receivables, Inc...............................Delaware
    Opel Bank GmbH............................................Germany
      Opel Leasing GmbH & Co. OHG*............................Germany
      Opel Leasing Verwaltungs GmbH...........................Germany
    Opel Bank Hungary Reszrenytarsasag........................Hungary
    Opel Bank, S.A.*..........................................Poland
    P.T. GMAC Lippo Finance*..................................Indonesia
    Wholesale Auto Receivables Corporation....................Delaware
  General Motors de Argentina S.A.............................Argentina
  General Motors Asia, Inc. ..................................Delaware
    General Motors (Thailand) Ltd. ...........................Thailand
  General Motors Asia Pacific (Pte) Ltd.......................Singapore
  General Motors Automobiles Philippines, Inc.................Philippines
  General Motors do Brasil Ltda. .............................Brazil
    Brazauto Trading (Cayman) Limited.........................Cayman Islands
    Compass Investimentos e Participacoes Ltda................Brazil
    GM Factoring Sociedade de Fomento Comercial Ltda. ........Brazil
  General Motors of Canada Limited............................Canada
  General Motors Chile S.A., Industria Automotriz.............Chile
  General Motors China, Inc. .................................Delaware
  General Motors Colmotores, S.A..............................Colombia
  General Motors Commercial Corporation.......................Delaware
  General Motors del Ecuador S.A..............................Ecuador
  General Motors (Europe) AG..................................Switzerland
  General Motors Export Corporation...........................Delaware
  General Motors Foreign Sales Corporation....................Virgin Islands
  General Motors Holding Espana, S.A..........................Spain
      Delphi Automotive Systems Espana, S.A. .................Spain
      Delphi Componentes, S.A. ...............................Spain
      Opel Espana de Automoviles, S.A.........................Spain


* Joint Venture Partnership

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES
                                                                 State or
                                                              Sovereign Power
           Name of Subsidiary                                 of Incorporation
           ------------------                                 ----------------

  General Motors Holdings (U.K.)..............................England
    General International (UK) Limited........................England
    General Motors Acceptance Corporation (U.K.)
      Public Limited Company..................................England
        General Motors Acceptance Corporation (U.K.)
          Finance plc.........................................England
        GMAC Leasing (U.K.) Limited...........................England
        GMAC Leasing (U.K.) (No. 1) Limited...................England
        GMAC Leasing (U.K.) (No. 2) Limited...................England
        GMAC Leasing (U.K.) (No. 3) Limited...................England
    IBC Vehicles Limited......................................United Kingdom
    Millbrook Land and Co. Ltd. ..............................England
    Millbrook Pension Management Ltd..........................England
    Millbrook Proving Ground Ltd. ............................England
    VHC Sub-Holdings (UK).....................................England
      Vauxhall Motors (Finance) Plc...........................England
      Vauxhall Motors Limited.................................England
  General Motors Indonesia, Inc. .............................Delaware
  General Motors Interamerica Corporation.....................Delaware
  General Motors International Operations, Inc. ..............Delaware
  General Motors Investment Management Corporation............Delaware
  General Motors Japan Ltd. ..................................Japan
  General Motors Kenya Limited................................Kenya
  General Motors Korea, Inc...................................Delaware
  General Motors Locomotive Group India Private Limited.......India
  General Motors Nederland B.V. ..............................Netherlands
    Allison Transmission Europe B.V. .........................Netherlands
    General Motors Yugoslavia, d.o.o. ........................Yugoslavia
    Opel C&S spol. s.r.o. ....................................Czech Republic
    Opel Nederland B.V. ......................................Netherlands
  General Motors Nordiska AB..................................Sweden
  General Motors Overseas Corporation.........................Delaware
    Delphi Automotive Systems Australia Ltd. .................Australia
    Delphi Energy and Engine Management Systems UK
      Overseas Corporation....................................Delaware
    G.M. Holding (Portugal) SGPS, Lda. .......................Portugal
      DELPHI INLAN - Industria de Componentes Mecanicos, S.A. Portugal
      Delphi Packard Sistemas Electricos, S.A. ...............Portugal
      Opel Portugal, Lda. ....................................Portugal
    GMOC Administrative Services Corporation..................Delaware
      GM (UK) Pension Trustees Limited........................United Kingdom
    GMOC Australia Pty. Ltd. .................................Australia
    General Motors Overseas Commercial Vehicle Corporation....Delaware
    General Motors Venezolana, C.A. ..........................Venezuela
    Holden Ltd................................................Australia
    Lidlington Engineering Company, Ltd. .....................Delaware
    Truck and Bus Engineering U.K., Limited...................Delaware
  General Motors Overseas Distribution Corporation............Delaware
    Delphi Packard Elektrik Sistemleri Ltd. Sti...............Turkey
    GMODC Finance N.V. .......................................Netherlands
                                                                Antilles
    General Motors Investment Services Company N.V. ..........Belgium
  General Motors Peru S.A. ...................................Peru
  General Motors Receivables Corporation......................Delaware
  General Motors Uruguay, S.A. ...............................Uruguay
  General Motors U.S. Trading Corp. ..........................Nevada
  Hughes Electronics Corporation..............................Delaware
    DIRECTV Enterprises, Inc..................................Delaware
      DIRECTV, Inc............................................California
      DIRECTV Merchandising, Inc..............................Delaware
      DIRECTV Operations, Inc.................................California
    First HNS Mauritius , Ltd.................................Mauritius
      Kellerton Corporation...................................Virgin Islands
    HNS-Clairtel CP, Inc......................................Delaware

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES
                                                                 State or
                                                              Sovereign Power
           Name of Subsidiary                                 of Incorporation
           ------------------                                 ----------------

    HNS-India, Inc............................................Delaware
      HNS India Private Limited (India).......................India
      Hughes Software Systems Private Limited.................India
    HNS-India VSAT, Inc.......................................Delaware
      Hughes Escorts Communications Limited...................India
    HNS-Italia S.r.L..........................................Italy
    HNS-Shanghai, Inc.........................................Delaware
    Hughes do Brasil - Electronica e Comunicacoes Ltda.........Brazil
    Hughes Electronics Foreign Sales Corporation..............Barbados
    Hughes Electronics International Corporation..............Delaware
    Hughes Electronics Realty, Inc............................Delaware
    Hughes Electronics Systems International..................California
    Hughes Foreign Sales Corporation..........................Virgin Islands
    Hughes International Sales Corporation....................California
    Hughes International Sales Corporation No. 2..............California
    Hughes Investment Management Company......................California
    Hughes Network Systems France.............................France
    Hughes Network Systems International Service Company......Delaware
    Hughes Network Systems Limited............................United Kingdom
    Hughes Telecommunications & Space Company.................Delaware
      Hughes Communications, Inc..............................California
      Hughes Space and Communications Company.................Delaware
      Spectrolab, Inc.........................................California
    Hughes International de Mexico, S.A. de C.V. .............Mexico
      HNS de Mexico, S.A. de C.V..............................Mexico
    Hughes-Avicom International, Inc..........................California
    MDP, Ltd. ................................................California
    Interactive Distance Learning, Inc........................Delaware
      One Touch Systems, Inc..................................California
    P.T. Hughes Network Systems Co., Ltd......................Indonesia
    Shanghai Hughes Network Systems...........................China
    XMC Holdings, Ltd.........................................California
  Holden New Zealand Limited..................................New Zealand
    General Motors New Zealand Pensions Limited...............New Zealand
  IBC Pension Trustees Limited................................England
  IBC Vehicles (Distribution) Limited ........................United Kingdom
  Jennings Motors, Inc........................................Delaware
  Luton Design Centre Limited.................................United Kingdom
  MB Cable Confection Sdn Bhd.................................Malaysia
  Motors Holding San Fernando Valley, Inc.....................Delaware
  Omnibus BB Transportes, S. A................................Ecuador
  Opel Austria GmbH...........................................Austria
    Delphi Automotive Systems Vienna GmbH.....................Austria
    Opel Southeast Europe Ltd. ...............................Hungary
  Opel Belgium N.V. ..........................................Belgium
  Opel Ireland Limited........................................Ireland
  Opel Italia S.p.A...........................................Italy
  Opel Norge AS...............................................Norway
  Opel Oy.....................................................Finland
  Opel Suisse S.A. ...........................................Switzerland
    GM-Saab Communication GmbH................................Switzerland
  Packard CTA Pty. Ltd........................................Australia
  Packard Electric Ireland Limited............................Ireland
  Packard Hughes Interconnect Company.........................Delaware
    Packard Hughes Interconnect Connection Systems............California
    Packard Hughes Interconnect Engineering Services..........Delaware
    Packard Hughes Interconnect Wiring Systems................California
  Packard Electric Systems Samara Cable Company...............Russia
  Premier Investment Group, Inc...............................Delaware
  PT General Motors Indonesia.................................Indonesia
  Radiadores Richard, S.A.....................................Argentina
  Renaissance Center Management Company.......................Michigan

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES
                                                                 State or
                                                              Sovereign Power
           Name of Subsidiary                                 of Incorporation
           ------------------                                 ----------------

  Riverfront Holdings, Inc....................................Delaware
  Saab Opel Sverige AB........................................Sweden
  Saturn Corporation...........................................Delaware
  Saturn County Bond Corporation..............................Delaware
  Societe pour le Developpment et l'..........................Morocco
  WRE, Inc....................................................Michigan
    Grand Pointe Holdings, Inc. ..............................Michigan
  Zhejiang Delphi Asia Pacific Brake Co. Ltd..................China

  357 directly or indirectly owned subsidiaries


Companies not included in the Registrant's consolidated financial statements, for which no financial statements are submitted:
    28other directly or indirectly  owned domestic and foreign  subsidiaries  11 active subsidiaries 17 inactive subsidiaries
    31 fifty-percent owned companies and 57 less than fifty-percent owned companies the investments in which are accounted for by the equity method.

In addition, the Registrant owns 100% of the voting control of the following companies:
 331 dealerships,  including  certain  dealerships  operating under dealership assistance plans, engaged in retail distribution of General Motors products
      234 dealerships operating in the United States
       97 dealerships operating in foreign countries

The number of dealerships operating under dealership assistance plans decreased by a net of 16 during 1998.


Companies not shown by name, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.


During 1998, there were changes in the number of subsidiaries and companies of the Registrant, as follows:


      7 directly and 48 indirectly owned domestic subsidiaries, and 3 directly and 32 indirectly owned foreign subsidiaries were organized or acquired. 1 directly and 14 indirectly owned domestic subsidiaries, and 4 direct and 10 indirectly owned foreign subsidiaries were dissolved, sold, or spun-off. A fifty-percent interest and less than fifty-percent interests were acquired in 8 companies and 4 companies, while interests in 1 fifty-percent owned 7 less than fifty-percent owned companies were terminated. 2 indirectly owned domestic and 3 indirectly owned foreign subsidiaries went from fifty percent owned to greater than fifty percent owned. 1 indirectly owned domestic and 1 indirectly owned foreign subsidiaries moved from inactive to active subsidiaries and 6 indirectly owned foreign subsidiaries moved from active to inactive subsidiaries.




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                                    IV-13